Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION
(Related to the Reportable Business Segment Reorganization)
FIVE QUARTER TREND THROUGH 1Q24
AND FULL YEAR 2023 & 2022

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)

Summary of the Reportable Business Segment Reorganization	2

Business Segment Results - Managed Basis (a)
Commercial & Investment Bank (“CIB”)	3-6

Non-GAAP Financial Measures	7

(a)    Refer to page 7 for a further discussion of managed basis.

JPMORGAN CHASE & CO.
SUMMARY OF THE REPORTABLE BUSINESS SEGMENT REORGANIZATION

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is furnishing this supplemental financial information reflecting the reorganization of the Firm’s reportable business segments that became effective in the second quarter of 2024, resulting in:
•The combination of the Corporate & Investment Bank and Commercial Banking business segments to form one segment called Commercial & Investment Bank (“CIB”); and
•No impact to the Firm’s other segments.
The following table provides a summary of the Firm’s impacted business segments prior to and after the reorganization.

JPMorgan Chase
Prior Reporting
Corporate & Investment Bank
Commercial Banking
Banking
Markets & Securities Services
Investment Banking
Payments
Lending
Fixed Income Markets
Equity Markets
Securities Services
Credit Adjustments & Other
Middle Market Banking
Corporate Client Banking
Commercial Real Estate Banking
Current Reporting
Commercial & Investment Bank
Banking & Payments
Markets & Securities Services
Investment Banking
Lending
Payments
Other
Fixed Income Markets
Equity Markets
Securities Services
Credit Adjustments & Other

The pages that follow provide supplemental financial information in order to assist investors in understanding how the Firm’s business segment results would have been presented in previously-filed reports had the Firm’s activities been organized for management reporting purposes in the manner in which the Firm’s business segments are being managed commencing in the second quarter of 2024. Only the financial information of the newly combined CIB is included in this document as the other segments were not impacted.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						1Q24 Change				2023 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23	2023	2022	2022
INCOME STATEMENT
REVENUE
Investment banking fees	$2,014	$1,667	$1,729	$1,569	$1,666	21%	21%	$6,631	$6,977	(5)%
Principal transactions	6,634	3,649	5,971	6,742	7,432	82	(11)	23,794	19,792	20
Lending- and deposit-related fees	973	909	966	782	766	7	27	3,423	3,662	(7)
Commissions and other fees	1,272	1,208	1,184	1,238	1,249	5	2	4,879	5,113	(5)
Card income	525	552	572	601	488	(5)	8	2,213	1,934	14
All other income	743	1,041	420	705	703	(29)	6	2,869	2,060	39
Noninterest revenue	12,161	9,026	10,842	11,637	12,304	35	(1)	43,809	39,538	11
Net interest income	5,423	5,948	4,919	4,870	4,807	(9)	13	20,544	20,097	2
TOTAL NET REVENUE (a)	17,584	14,974	15,761	16,507	17,111	17	3	64,353	59,635	8

Provision for credit losses	1	576	(95)	1,135	475	(100)	(100)	2,091	2,426	(14)

NONINTEREST EXPENSE
Compensation expense	4,896	4,107	4,155	4,117	4,726	19	4	17,105	16,214	5
Noncompensation expense	3,828	4,062	4,663	4,077	4,065	(6)	(6)	16,867	15,855	6
TOTAL NONINTEREST EXPENSE	8,724	8,169	8,818	8,194	8,791	7	(1)	33,972	32,069	6

Income before income tax expense	8,859	6,229	7,038	7,178	7,845	42	13	28,290	25,140	13
Income tax expense	2,237	2,052	2,011	1,878	2,077	9	8	8,018	6,002	34
NET INCOME	$6,622	$4,177	$5,027	$5,300	$5,768	59	15	$20,272	$19,138	6

FINANCIAL RATIOS
ROE	20%	11%	14%	15%	17%			14%	14%
Overhead ratio	50	55	56	50	51			53	54
Compensation expense as percentage of total net revenue	28	27	26	25	28			27	27

REVENUE BY BUSINESS
Investment Banking	$2,216	$1,783	$1,818	$1,687	$1,788	24	24	$7,076	$7,205	(2)
Lending	1,724	1,763	1,934	1,749	1,450	(2)	19	6,896	5,882	17
Payments	4,466	4,456	4,217	4,714	4,431	—	1	17,818	13,490	32
Other	(3)	36	24	38	9	NM	NM	107	244	(56)
Total Banking & Payments	8,403	8,038	7,993	8,188	7,678	5	9	31,897	26,821	19
Fixed Income Markets	5,327	4,068	4,548	4,608	5,753	31	(7)	18,977	18,784	1
Equity Markets	2,686	1,779	2,069	2,454	2,685	51	—	8,987	10,378	(13)
Securities Services	1,183	1,191	1,212	1,221	1,148	(1)	3	4,772	4,488	6
Credit Adjustments & Other (b)	(15)	(102)	(61)	36	(153)	85	90	(280)	(836)	67
Total Markets & Securities Services	9,181	6,936	7,768	8,319	9,433	32	(3)	32,456	32,814	(1)
TOTAL NET REVENUE	$17,584	$14,974	$15,761	$16,507	$17,111	17	3	$64,353	$59,635	8

Banking & Payments revenue by client coverage segment
Global Corporate Banking & Global Investment Banking (c)	$5,820	$5,415	$5,469	$5,452	$5,364	7%	9%	$21,700	$19,325	12%
Commercial Banking (d)	2,837	2,949	2,874	2,801	2,426	(4)	17	11,050	7,906	40
Middle Market Banking	1,927	2,010	1,949	1,996	1,785	(4)	8	$7,740	$5,443	42
Commercial Real Estate Banking	910	939	925	805	641	(3)	42	3,310	2,463	34
Other (e)	(254)	(326)	(350)	(65)	(112)	22	(127)	(853)	(410)	(108)
Total Banking & Payments revenue	$8,403	$8,038	$7,993	$8,188	$7,678	5	9	$31,897	$26,821	19

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, as well as the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $557 million, $1.3 billion, $746 million, $1.0 billion and $921 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively, and $4.0 billion and $3.3 billion for the full year 2023 and 2022, respectively. Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to Notes 1, 5 and 13 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, for further information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Global Corporate Banking & Global Investment Banking provides banking products and services generally to large corporations, financial institutions and merchants.
(d)Commercial Banking provides banking products and services generally to middle market clients, including start-ups, small and midsized companies, local governments, municipalities, and nonprofits, as well as to commercial real estate clients.
(e)Other includes amounts related to credit protection purchased against certain retained loans and lending-related commitments in Lending, the impact of equity investments in Payments and balances not aligned with a primary client coverage segment.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS							FULL YEAR
						1Q24 Change				2023 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23	2023	2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,898,251	$1,638,493	$1,746,598	$1,737,334	$1,697,418	16%	12%	$1,638,493	$1,591,402	3%
Loans:
Loans retained	475,454	475,186	475,644	476,574	425,885	—	12	475,186	421,521	13
Loans held-for-sale and loans at fair value (a)	40,746	39,464	39,984	40,499	39,873	3	2	39,464	43,011	(8)
Total loans	516,200	514,650	515,628	517,073	465,758	—	11	514,650	464,532	11

Equity	132,000	138,000	138,000	138,000	136,500	(4)	(3)	138,000	128,000	8

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$129,179	$128,097	$130,133	$133,535	$132,646	1	(3)	$128,097	$128,165	—
Commercial Banking	223,474	221,550	222,368	222,782	181,911	1	23	221,550	180,624	23
Middle Market Banking	79,207	78,043	78,955	79,885	73,329	1	8	78,043	72,625	7
Commercial Real Estate Banking	144,267	143,507	143,413	142,897	108,582	1	33	143,507	107,999	33
Other	588	526	291	371	123	12	378	526	122	331
Total Banking & Payments loans	353,241	350,173	352,792	356,688	314,680	1	12	350,173	308,911	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,794,118	$1,703,717	$1,725,146	$1,752,732	$1,685,130	5	6	$1,716,755	$1,649,358	4
Trading assets - debt and equity instruments	580,899	490,268	522,843	533,092	488,796	18	19	508,792	405,948	25
Trading assets - derivative receivables	57,268	62,481	65,800	63,118	64,044	(8)	(11)	63,862	77,822	(18)
Loans:
Loans retained	471,187	473,879	475,285	459,244	422,380	(1)	12	457,886	395,015	16
Loans held-for-sale and loans at fair value (a)	43,537	40,415	40,605	38,858	43,724	8	—	40,891	48,196	(15)
Total loans	514,724	514,294	515,890	498,102	466,104	—	10	498,777	443,211	13

Deposits	1,045,788	1,032,226	988,765	998,014	965,529	1	8	996,295	1,033,880	(4)
Equity	132,000	138,000	138,000	137,505	136,500	(4)	(3)	137,507	128,000	7

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$127,403	$130,287	$132,394	$131,852	$130,375	(2)	(2)	$131,230	$122,174	7
Commercial Banking	222,323	222,057	221,729	211,431	181,173	—	23	209,244	173,289	21
Middle Market Banking	78,364	78,601	78,774	78,037	73,030	—	7	77,130	67,830	14
Commercial Real Estate Banking	143,959	143,456	142,955	133,394	108,143	—	33	132,114	105,459	25
Other	590	449	435	227	209	31	182	331	168	97
Total Banking & Payments loans	350,316	352,793	354,558	343,510	311,757	(1)	12	340,805	295,631	15

Employees	92,478	92,271	92,181	90,813	89,378	—	3	92,271	88,139	5

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 3 for the definition of client coverage segments.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						1Q24 Change				2023 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23	2023	2022	2022
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$69	$247	$98	$156	$87	(72)	(21)	$588	$166	254

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	2,146	1,675	1,867	1,992	1,750	28	23	1,675	1,484	13
Nonaccrual loans held-for-sale and loans at fair value (b)	1,093	828	825	818	808	32	35	828	848	(2)
Total nonaccrual loans	3,239	2,503	2,692	2,810	2,558	29	27	2,503	2,332	7

Derivative receivables	293	364	293	286	291	(20)	1	364	296	23
Assets acquired in loan satisfactions	159	169	173	133	86	(6)	85	169	87	94
Total nonperforming assets	3,691	3,036	3,158	3,229	2,935	22	26	3,036	2,715	12

Allowance for credit losses:
Allowance for loan losses	7,291	7,326	7,135	7,260	6,020	—	21	7,326	5,616	30
Allowance for lending-related commitments	1,785	1,849	1,940	2,008	2,267	(3)	(21)	1,849	2,278	(19)
Total allowance for credit losses	9,076	9,175	9,075	9,268	8,287	(1)	10	9,175	7,894	16

Net charge-off/(recovery) rate (c)	0.06%	0.21%	0.08%	0.14%	0.08%			0.13%	0.04%

Allowance for loan losses to period-end loans retained	1.53	1.54	1.50	1.52	1.41			1.54	1.33

Allowance for loan losses to nonaccrual loans retained (a)	340	437	382	364	344			437	378
Nonaccrual loans to total period-end loans	0.63	0.49	0.52	0.54	0.55			0.49	0.50

(a)Allowance for loan losses of $375 million, $251 million, $346 million, $350 million and $323 million were held against these nonaccrual loans at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively, and $251 million and $257 million at December 31, 2023 and 2022, respectively.
(b)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $50 million, $59 million, $65 million, $76 million and $99 million, respectively, and $59 million and $115 million at December 31, 2023 and 2022, respectively. These amounts have been excluded based upon the government guarantee.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						1Q24 Change				2023 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23	2023	2022	2022
BUSINESS METRICS
Advisory	$598	$751	$767	$540	$756	(20)%	(21)%	$2,814	$3,051	(8)%
Equity underwriting	355	324	274	318	235	10	51	1,151	1,034	11
Debt underwriting	1,061	592	688	711	675	79	57	2,666	2,892	(8)
Total investment banking fees	$2,014	$1,667	$1,729	$1,569	$1,666	21	21	$6,631	$6,977	(5)

Client deposits and other third-party liabilities (average) (a)	931,603	928,561	900,292	922,702	899,700	—	4	912,859	981,653	(7)

Assets under custody (“AUC”) (period-end) (in billions)	$33,985	$32,392	$29,725	$30,424	$29,725	5	14	$32,392	$28,635	13

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$35	$35	$49	$57	$56	—	(38)
Foreign exchange	13	10	17	12	10	30	30
Equities	6	5	7	8	7	20	(14)
Commodities and other	7	8	10	12	15	(13)	(53)
Diversification benefit to CIB trading VaR (d)	(29)	(29)	(48)	(48)	(44)	—	34
CIB trading VaR (c)	32	29	35	41	44	10	(27)
Credit Portfolio VaR (e)	24	16	15	14	11	50	118
Diversification benefit to CIB VaR (d)	(15)	(13)	(12)	(11)	(10)	(15)	(50)
CIB VaR	$41	$32	$38	$44	$45	28	(9)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)The impact of the business segment reorganization was not material to Total CIB VaR. Prior periods have not been revised.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2023 Form 10-K for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by its lines of business.

In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K.

	QUARTERLY TRENDS							FULL YEAR
						1Q24 Change				2023 Change
(in millions, except rates)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23	2023	2022	2022

Net interest income - reported	$23,082	$24,051	$22,726	$21,779	$20,711	(4)%	11%	$89,267	$66,710	34%
Fully taxable-equivalent adjustments	121	126	130	104	120	(4)	1	480	434	11
Net interest income - managed basis (a)	$23,203	$24,177	$22,856	$21,883	$20,831	(4)	11	$89,747	$67,144	34
Less: Markets net interest income	183	615	(317)	(487)	(105)	(70)	NM	(294)	4,789	NM
Net interest income excluding Markets (a)	$23,020	$23,562	$23,173	$22,370	$20,936	(2)	10	$90,041	$62,355	44

Average interest-earning assets	$3,445,515	$3,408,395	$3,331,728	$3,343,780	$3,216,757	1	7	$3,325,708	$3,349,079	(1)
Less: Average Markets interest-earning assets	1,031,075	985,997	970,789	1,003,877	982,572	5	5	985,777	953,195	3
Average interest-earning assets excluding Markets	$2,414,440	$2,422,398	$2,360,939	$2,339,903	$2,234,185	—	8	$2,339,931	$2,395,884	(2)

Net yield on average interest-earning assets - managed basis	2.71%	2.81%	2.72%	2.62%	2.63%			2.70%	2.00%
Net yield on average Markets interest-earning assets	0.07	0.25	(0.13)	(0.19)	(0.04)			(0.03)	0.50
Net yield on average interest-earning assets excluding Markets	3.83	3.86	3.89	3.83	3.80			3.85	2.60

Noninterest revenue - reported (b)	$18,852	$14,523	$17,148	$19,528	$17,638	30	7	$68,837	$61,985	11
Fully taxable-equivalent adjustments (b)	493	1,243	682	990	867	(60)	(43)	3,782	3,148	20
Noninterest revenue - managed basis	$19,345	$15,766	$17,830	$20,518	$18,505	23	5	$72,619	$65,133	11
Less: Markets noninterest revenue (c)	7,830	5,232	6,934	7,549	8,543	50	(8)	28,258	24,373	16
Noninterest revenue excluding Markets	$11,515	$10,534	$10,896	$12,969	$9,962	9	16	$44,361	$40,760	9

Memo: Markets total net revenue	$8,013	$5,847	$6,617	$7,062	$8,438	37	(5)	$27,964	$29,162	(4)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to Notes 1, 5 and 13 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, for further information.
(c) Includes the markets-related revenues of the former Commercial Banking business segment.